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                                                                  Exhibit 10.29


PEERY/ARRILLAGA [LOGO]

December 15, 2000


MR. JOHN OLSEN
NETWORK ASSOCIATES INC.
3935 Freedom Circle
Santa Clara, CA 95054

Re: AMENDMENT NO. 2 DATED DECEMBER 15, 2000 TO CONSENT TO SUBLEASE TO INTEGRATED TELECOM EXPRESS, INC., A DELAWARE CORPORATION

Gentlemen:

Pursuant to Consent to Sublease dated September 21, 1997 (as amended), Landlord consented to Tenant's sublease of 21,636 of the 45,000 square feet of space (the "Sublet Premises") leased by Tenant at 2710 Walsh Avenue, Santa Clara, California, under Lease Agreement dated May 10, 1993 ("Master Lease"), by and between JOHN ARRILLAGA SURVIVOR'S TRUST AND RICHARD T. PEERY SEPARATE PROPERTY TRUST ("MASTER LANDLORD"), and NETWORK ASSOCIATES INC., A DELAWARE CORPORATION ("TENANT"), to INTEGRATED TELECOM EXPRESS, INC., A DELAWARE CORPORATION ("SUBTENANT") under Sublease dated September 19, 1997 (the "Sublease").

Master Landlord and Tenant have mutually agreed to the early termination of the Master Lease effective December 17, 2000. Pursuant to Paragraph 4C of said Consent to Sublease, Tenant and Subtenant agreed that in the event of a voluntary termination of the Master Lease, the Sublease would terminate concurrently with the Master Lease. Therefore, Master Landlord, Tenant and Subtenant acknowledge and agree that the Sublease shall terminate December 17, 2000.

Except as modified herein, all other terms, covenants and conditions of said September 21, 1997 Consent to Sublease, as amended by Amendment No. 1 to Consent to Sublease dated July 27, 1999 shall remain in full force and effect.

Please execute this letter in the space provided below, obtain the signature of Subtenant, and return all copies to our office immediately. A fully executed copy will be returned to you after execution by the Master Landlord.

                                         Very truly yours,

                                         PEERY/ARRILLAGA

                                         BY /s/ JOHN ARRILLAGA
                                            ------------------------------------
                                            John Arrillaga


(SIGNATURES CONTINUED ON FOLLOWING PAGE)



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THE UNDERSIGNED Tenant and Subtenant do hereby jointly and severally agree to the terms and conditions of this Amendment No. 2 to Consent to Sublease.

TENANT:                                         SUBTENANT:

NETWORK ASSOCIATES INC.                         INTEGRATED TELECOM EXPRESS, INC.
a Delaware corporation                          a Delaware corporation

By  /s/ JOHN W. OLSEN                           By
   --------------------------------               ------------------------------

Print Name John W. Olsen                        Print Name
           ------------------------                       ----------------------

Title Real Estate Mgr.                          Title
      -----------------------------                  ---------------------------



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THE UNDERSIGNED Tenant and Subtenant do hereby jointly and severally agree to the terms and conditions of this Amendment No. 2 to Consent to Sublease.

TENANT:                                         SUBTENANT:

NETWORK ASSOCIATES INC.                         INTEGRATED TELECOM EXPRESS, INC.
a Delaware corporation                          a Delaware corporation

By                                              By  /s/ ROBERT M. GARDNER
   --------------------------------                -----------------------------

Print Name                                      Print Name   ROBERT M. GARDNER
           ------------------------                         --------------------

Title                                           Title         12/27/00
      -----------------------------                   --------------------------
                                                               V.P. COO